90058-P1 11/22

LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED NOVEMBER 30, 2022

TO THE SUMMARY PROSPECTUS AND PROSPECTUS

DATED MAY 1, 2022 OF

WESTERN ASSET SHORT-TERM BOND FUND (THE “FUND”)

The following information supplements and supersedes the information contained in the section of the Fund’s Summary Prospectus and Prospectus titled “Performance”:

Effective November 30, 2022, the Bloomberg U.S. Government/Credit 1-3 Year Index is replacing the FTSE Treasury/Government Sponsored/Credit 1-3 Year Index as the Fund’s benchmark. The Fund’s subadviser believes the Bloomberg U.S. Government/Credit 1-3 Year Index will provide a substantially similar comparison due to the similarities in the construction and characteristics of the indexes at a lower cost to the Fund.

Please retain this supplement for future reference.